SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                          [Amendment No. ___________]

     Filed by the Registrant [X]
     Filed by a party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement
     [ ] Confidential, for use of the Commission only (as permitted by
          Rule 14a-6(e)(2))
     [X] Definitive proxy statement
     [ ] Definitive additional materials
     [ ] Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                           HEART LABS OF AMERICA, INC
                (Name of Registrant as Specified in Its Charter)

    _______________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
          or Item 22(a)(2) or Schedule 14A.

     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

         ____________________________________________________________________

     (2) Aggregate number of securities to which transactions applies:

         ____________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ____________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:

         ____________________________________________________________________

     (5) Total fee paid:

         ____________________________________________________________________

     [X] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:

         ____________________________________________________________________

     (2) Form, Schedule or Registration Statement No.:

         ____________________________________________________________________

     (3) Filing party:

         ____________________________________________________________________

     (4) Date filed:

         ____________________________________________________________________

                           HEART LABS OF AMERICA, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD SEPTEMBER 24, 1996

        To the stockholders of Heart Labs of America, Inc.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Heart Labs of America, Inc., a Florida corporation (the "Company"), will be held at the Sheraton Inn Lakeside, 7769 W. Irlo Bronson Memorial Highway, Kissimmee, Florida 34747, at 9:00 a.m., eastern daylight time on Tuesday, September 24, 1996, for the following purposes:

        1. To elect three directors to each serve until the next annual meeting of stockholders of the Company and until their successors have been duly elected and qualified;

        2. To ratify the selection of Grant-Schwartz Associates, CPA's as independent public accountants of the Company for the fiscal year ending December 31, 1996;

        3. To consider and act upon a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of capital stock of the Company;

        4. To consider and act upon a proposal to amend the Company's Articles of Incorporation to change the name of the Company to "Medical Industries of America, Inc.;"

        5. To consider and act upon a proposal to approve the 1996 Stock Option Plan for Officers and Directors;

        6. To consider and act upon a proposal to approve the 1996 Employee Stock Option Plan; and

        7. To consider and act upon a proposal to transact such other business as may properly come before the meeting or any adjournment thereof.

        Only stockholders of record at the close of business on August 21, 1996, are entitled to notice of and to vote at the meeting, or any adjournment thereof.

        Stockholders unable to attend the Annual Meeting in person are requested to read the enclosed Proxy Statement and then complete and deposit the Proxy together with the power of attorney or other authority, if any, under which it was signed, or a notarized certified copy thereof, with the Company's transfer agent, North American Transfer, 147 West Merrick Road, Freeport, New York 11520, at least 48 hours (excluding Saturdays, Sundays and statutory holidays) before the time of the Annual Meeting or adjournment thereof or with the chairman of the Annual Meeting prior to the commencement thereof. Unregistered stockholders who received the Proxy through an intermediary must deliver the Proxy in accordance with the instructions given by such intermediary.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            Dawn M. Drella, Secretary
September 9, 1996

        THE PROXY STATEMENT WHICH ACCOMPANIES THIS NOTICE OF ANNUAL MEETING OF STOCKHOLDERS CONTAINS MATERIAL INFORMATION CONCERNING THE MATTERS TO BE CONSIDERED AT THE MEETING, AND SHOULD BE READ IN CONJUNCTION WITH THIS NOTICE.

                           HEART LABS OF AMERICA, INC.
                       1903 S. CONGRESS AVENUE, SUITE 400
                          BOYNTON BEACH, FLORIDA 33426

                          (PRINCIPAL EXECUTIVE OFFICES)

                               -------------------
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                              --------------------

        This Proxy Statement is being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of Heart Labs of America, Inc., a Florida corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Sheraton Inn Lakeside, 7769 W. Irlo Bronson Memorial Highway, Kissimmee, Florida 34747, at 9:00 a.m., eastern daylight time, on Tuesday, September 24, 1996, and at any adjournments thereof for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about September 9, 1996. All costs of soliciting proxies will be borne by the Company.

        The close of business on August 21, 1996 has been fixed as the record date ("Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the record date, there were 20,199,511 shares of Common Stock, no par value, issued and outstanding.

        The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the Record Date is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted towards a quorum. If a quorum is not present or represented by proxy at the Annual Meeting, the stockholders present or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present or represented by proxy. At any such adjourned Annual Meeting at which a quorum is present or represented by proxy, any business may be transacted that might have been transacted at the original Annual Meeting.

        With respect to the election of directors, votes may be cast in favor or withheld. Directors are elected by a plurality of the votes cast at the Annual Meeting, and votes that are withheld will be excluded entirely from the vote and will have no effect. Stockholders may not cumulate their votes in the election of directors. The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for approval of Items 2, 3, 4, 5 and 6. Abstentions will have the same effect as a vote against a proposal.

        Brokers who hold shares in street name for customers are required to vote those shares in accordance with instructions received from the beneficial owners. In addition, brokers are entitled to vote on certain items, such as the election of directors, the ratification of auditors and other "discretionary items," even when they have not received instructions from beneficial owners. Brokers are not permitted to vote for "non-discretionary" items without specific instructions from the beneficial owners. Under applicable Florida law, broker non-votes will have no effect on any of the proposals.

        All shares represented by properly executed proxies, unless such proxies have been previously revoked, will be voted at the Annual Meeting in accordance with the directions set forth on such proxies. If no direction is indicated, the shares will be voted (i) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, (ii) FOR THE APPROVAL OF THE INDEPENDENT PUBLIC ACCOUNTANTS, (iii) FOR AN AMENDMENT TO THE

                                        1

COMPANY'S ARTICLES OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK, (iv) FOR AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION CHANGING THE NAME OF THE COMPANY TO "MEDICAL INDUSTRIES OF AMERICA, INC," (v) FOR APPROVAL OF THE 1996 STOCK OPTION PLAN FOR OFFICERS AND DIRECTORS, AND (vi) FOR APPROVAL OF THE 1996 EMPLOYEE STOCK OPTION PLAN.

        The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by (a) the execution and submission of a revised proxy, (b) written notice to the Secretary of the Company or (c) voting in person at the Annual Meeting.

                                  ANNUAL REPORT

        A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995 is being mailed with this Proxy Statement. The Annual Report does not form any part of the material for solicitation of proxies.

        The Company will provide, without charge, a copy of the exhibits to its Annual Report on Form 10-KSB, upon written request to Dawn M. Drella, Secretary of the Company, at 1903 S. Congress Avenue, Suite 400, Boynton Beach, Florida 33426; fax number (561) 737-5008.

                                     ITEM 1
                              ELECTION OF DIRECTORS

DIRECTOR NOMINEES

        The directors are elected annually by the stockholders of the Company. The Bylaws of the Company provide that the number of directors will be determined by the Board of Directors. The stockholders will elect three directors for the coming year. All of the nominees presently serve as directors of the Company.

        Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such person(s) as may be nominated by the Board of Directors. The Company's directors hold office until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

        HARRY KOBRIN (AGE 60). Mr. Kobrin has served as a director of the Company since November 1995, and as president and chief operating officer since August 1996. Mr. Kobrin also served as the Company's executive vice president from January 1996 through August 1996. In June 1992, Mr. Kobrin founded Essential Care Medical Centers, Inc. and operated that company until it was acquired by the Company in October 1995. From March 1989 until June 1992, Mr. Kobrin owned and operated Donna Properties, a real estate agency located in Lauderhill, Florida.

        MICHAEL MORRELL (AGE 54). Mr. Morrell has served as a director of the Company and as chairman of the board and chief executive officer since August 1996. From March 1994 through November 1995, Mr. Morrell served as president and as a director of Westmark Group Holdings, Inc. ("Westmark"). From March 1994 to January 1995, Mr. Morrell served as president of Churchill Technology. From March 1990 to March 1994, Mr. Morrell served as president of Nexus Leasing Corp. and Nexus Realty which he founded in March 1990. Mr. Morrell serves on the Company's Audit and Compensation Committees.

        PAUL PERSHES (AGE 53). Mr. Pershes has served as a director of the Company since August 1996. Mr. Pershes has been a director of Weinberg, Pershes and Company, P.A. since August 1995. From January 1993 to August 1995, Mr.

                                        2

Pershes was a director of Pershes & Company, P.A. and its predecessor companies. From December 1990 to December 1992, Mr. Pershes served as president of Temco Service Industries, Inc. From 1973 to 1990, Mr. Pershes was a partner of Laventhol & Horwath, a public accounting firm which subsequently filed a petition under the U.S. Bankruptcy Code. Mr. Pershes is a certified public accountant licensed in the states of New York and Florida. Mr. Pershes serves on the Company's Audit and Compensation Committees.

COMMITTEES AND MEETINGS

        The Board of Directors held 15 meetings in 1995, and each director of the Company attended at least 75% of all Board meetings. In August 1996, the Board established an Audit Committee and a Compensation Committee. The Audit Committee reviews and reports to the Board on the financial results of the Company's operations and the results of the audit services provided by the Company's independent accountants, including the fees and costs for such services. The Compensation Committee reviews compensation paid to management and recommends to the Board appropriate executive compensation. Messrs. Morrell and Pershes serve on both committees.

DIRECTORS' FEES

        Directors will receive an annual fee of $7,500 and are entitled to reimbursement for reasonable travel expenses incurred in attending board meetings. Pursuant to the Company's Director Stock Option Plan, the Company's outside directors (directors who are not employees of the Company) receive an automatic grant of options to purchase 5,000 shares of the Company's Common Stock upon election as director and an automatic grant of options to purchase an additional 1,000 shares of Common Stock for each year of service thereafter, in both instances at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. In August 1996, the company granted options to purchase 1,000,000 shares each to Messrs. Kobrin and Morrell and options to purchase 500,000 shares to Mr. Pershes. These options are vested 50% immediately, with the remaining 50% to vest at such time as determined by the Compensation Committee. These options are exercisable at $.30 per share and expire in August 1998.

REPORTS

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership, and to furnish the Company with copies of all Section 16(a) reports they file.

        To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with during 1995, except that Harry Kobrin failed to timely file a Form 3.

THE BOARD OF DIRECTORS HAS NOMINATED THE ABOVE-REFERENCED DIRECTORS FOR ELECTION BY THE SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE. THE ELECTION OF THESE DIRECTORS REQUIRES A PLURALITY OF THE VOTES CAST BY THE HOLDERS OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE IN THE ELECTION OF DIRECTORS.

                                        3

                                     ITEM 2
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors wishes to obtain from the stockholders a ratification of the Board's action in appointing Grant-Schwartz Associates, CPA's as independent public accountants of the Company for the fiscal year ending December 31, 1996. The engagement of Grant-Schwartz Associates, CPA's for audit services has been approved by the Board of Directors. Representatives from Grant-Schwartz Associates, CPA's are not expected to be present at the Annual Meeting; and, therefore, will not have an opportunity to make any statements or be available to respond to appropriate questions.

        In the event the appointment of Grant-Schwartz Associates, CPA's as the Company's independent public accountants for fiscal year 1996 is not ratified by the stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment for fiscal 1996 will be permitted to stand unless the Board finds other good reason for making a change.

THE BOARD OF DIRECTORS HAS APPROVED THE APPOINTMENT OF GRANT-SCHWARTZ ASSOCIATES, CPA'S AS INDEPENDENT PUBLIC ACCOUNTANTS FOR 1996 AND UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF SUCH APPOINTMENT. SUCH RATIFICATION REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

                                     ITEM 3
                      INCREASE IN AUTHORIZED CAPITAL STOCK

        The Company's Articles of Incorporation currently authorize the Company to issue up to 20,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, no par value per share ("Preferred Stock"). Of the 5,000,000 shares of Preferred Stock authorized, 668,280 shares are designated as Series A, 200,000 shares are designated as Series B, and 1,500,000 shares are designated as Series C. As of the Record Date, the Company had 20,199,511 shares of Common Stock issued and outstanding. There are no shares of Series A, 200,000 shares of Series B and 74,000 shares of Series C Preferred Stock issued and outstanding.

        The Board of Directors deems it to be in the best interests of the Company to increase the number of authorized shares of capital stock to 210,000,000 shares, consisting of 160,000,000 shares of Common Stock, no par value per share, and 50,000,000 shares of Preferred Stock, no par value per share. This increase is necessary in order to accommodate recent stock issuances and to provide that there are a sufficient number of shares of Common Stock available for issuance upon conversion of outstanding shares of the Company's Preferred Stock and upon exercise of outstanding stock options and warrants. See Articles of Amendment attached hereto as EXHIBIT A.

THE BOARD OF DIRECTORS HAS APPROVED THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK, AND UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THIS AMENDMENT. SUCH APPROVAL REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

                                        4

                                     ITEM 4

                             CHANGE OF COMPANY NAME

        The Board of Directors deems it to be in the best interests of the Company to change the name of the Company from "Heart Labs of America, Inc." to "Medical Industries of America, Inc." The Board of Directors believes that this name better describes the business presently being conducted by the Company. To effect this change in the Company's name, the Company's Articles of Incorporation will be amended accordingly. See Articles of Amendment attached hereto as EXHIBIT A.

THE BOARD OF DIRECTORS HAS APPROVED THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION CHANGING THE NAME OF THE COMPANY TO "MEDICAL INDUSTRIES OF AMERICA,


INC." AND UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THIS AMENDMENT. SUCH APPROVAL REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

                                     ITEM 5
                          APPROVAL OF 1996 STOCK OPTION
                         PLAN FOR OFFICERS AND DIRECTORS

        The Board of Directors has adopted, subject to shareholder approval, the 1996 Stock Option Plan for Officers and Directors ("1996 Officer and Director Plan") to provide for the granting of incentive and non-qualified stock options to officers and directors of the Company. The purpose of the 1996 Officer and Director Plan is to foster and promote the financial success of the Company and increase stockholder value by strengthening the Company's ability to attract and retain qualified officers and directors in the employ of the Company by furnishing suitable recognition of their efforts which contributed to the success of the Company and to align their interests to the long-term interests of the Company's stockholders.

GENERAL

        The following is a summary description of the 1996 Officer and Director Plan and is qualified in its entirety by reference to the full text of the 1996 Officer and Director Plan, which is attached to this proxy statement as EXHIBIT B.

        The 1996 Officer and Director Plan was adopted by the Board of Directors on August 27, 1996. The 1996 Officer and Director Plan is to be administered by a committee of at least two Board members which meets the plan administration requirements of Rule 16b-3(c)(2) promulgated under the Securities Exchange Act of 1934, as amended. Such requirements provide generally that plan administrators shall not, during one year prior to service as an administrator of a plan, or during the term of such service, be granted or awarded equity securities under such plan or any other plan of the company or any of its affiliates. The Compensation Committee, currently composed of Messrs. Morrell and Pershes, is responsible for administration of the 1996 Officer and Director Plan. The Compensation Committee has the authority to determine persons to whom awards shall be granted, make awards in such form and amounts as it shall determine, impose such limitations and conditions upon such awards as it shall deem appropriate, interpret the 1996 Officer and Director Plan and prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of the respective participants' agreements and make such other determinations as it deems necessary or advisable for the administration of the 1996 Officer and Director Plan.

                                        5

SHARES SUBJECT TO 1996 OFFICER AND DIRECTOR PLAN

        Five million shares of Company Common Stock, no par value, are authorized for issuance under the 1996 Officer and Director Plan.

PARTICIPANTS

        Officers and directors of the Company are eligible to receive options under the 1996 Officer and Director Plan.


TERMS AND CONDITIONS OF OPTIONS

        The 1996 Officer and Director Plan provides for the grant of incentive stock options (pursuant to Section 422 of the Internal Revenue Code of 1986, as amended) and non-qualified stock options. The exercise price of incentive stock options shall be no less than 100% of the fair market value of a share of Common Stock on the date of grant; provided, however, that incentive stock options granted to any holder of 10% or more of the Company's Common Stock shall be no less than 110% of the fair market value. The exercise price of non-qualified stock options shall be no less than 85% of the fair market value. As of August 21, 1996, the last sale price of a share of the Company's Common Stock as reported by Nasdaq was $.41.

        The exercise price shall be paid in cash or, subject to the approval of the Compensation Committee, in shares of Common Stock valued at their fair market value on the date of exercise. The Compensation Committee has the authority to determine the terms and provisions of each option granted, including the term of each option and the time or period of time in which the option will vest. The 1996 Officer and Director Plan provides, however, that no option shall be exercisable after the expiration of 10 years from the date of grant and no incentive stock option granted to a 10% shareholder shall be exercisable after the expiration of five years from the date of grant.

CHANGE IN CONTROL

        Upon a change in control of the Company, all options become immediately exercisable. The 1996 Officer and Director Plan defines change in control to mean (i) the acquisition by any person, after the effective date of the 1996 Officer and Director Plan, of 30% or more of the shares of voting securities of the Company, unless the Board of Directors determines in its sole and absolute discretion that no change in control has occurred, (ii) certain changes in the composition of the Board of Directors as a result of a contested election for positions on the Board of Directors, or (iii) any other event which the Board of Directors determines constitutes a change in control of the Company.

TERMINATION

        Except in the event of the death or permanent and total disability (as defined) of a Participant or the termination of the employment of a participant for cause (as defined), options are exercisable only while a participant is employed or otherwise engaged by the Company or within three months after such employment or engagement has terminated to the extent that such options were exercisable on the last day of employment and had not expired by their terms. In the event of the death or permanent and total disability of a participant, options are exercisable within one year after such death or disability to the extent that such options were exercisable on the last day of employment and had not expired by their terms. In the event of the termination of the employment of a participant for cause, all options held by such Participant terminate immediately. Options are not transferrable other than by will, by the laws of descent and distribution, or pursuant to certain domestic relations orders.

                                        6

AMENDMENTS

        The Board of Directors may at any time amend the 1996 Officer and Director Plan in any respect; provided, however, that without the approval of the Company's stockholders, no amendment may (i) increase the number of shares of Common Stock that may be issued under the 1996 Officer and Director Plan,
(ii) materially increase the benefits accruing to participants under the 1996 Officer and Director Plan, or (iii) materially modify the requirements as to eligibility for participation in the 1996 Officer and Director Plan.

ADJUSTMENTS

        The 1996 Officer and Director Plan provides for an adjustment in the number of shares of Common Stock available under the 1996 Officer and Director Plan, the number of shares subject to options, and the exercise prices of options upon a change in the capitalization of the Company, a stock dividend or split, a merger or combination of shares and certain other similar events.

TAX ASPECTS

        A participant will not recognize any income for federal tax purposes at the time a non-qualified stock option is granted, nor will the Company be entitled to a deduction at that time. However, when any part of a non-qualified stock option is exercised, the participant will recognize ordinary income in an amount equal to the difference between the fair market value of the shares received and the exercise price of the non-qualified stock option, and the Company will generally recognize a tax deduction in the same amount.

        A participant will not recognize any income at the time an incentive stock option is granted, nor on a qualified exercise of an incentive stock option. If a participant does not dispose of the shares acquired by exercise of an incentive stock option within two years after the grant of the incentive stock option and one year after the exercise of the incentive stock option, the exercise is qualified and the gain or loss (if any) on a subsequent sale will be a long-term capital gain or loss. Such gain or loss equals the difference between the sum of sales proceeds and the exercise price for the stock sold. The Company is not entitled to a tax deduction as a result of the grant or qualified exercise of an incentive stock option. However, if shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the one-year and two-year holding periods, the exercise is not qualified and special rules apply that require the Participant to recognize ordinary income (at least in part) at the time of exercise equal to the excess (if any) of the fair market value of the shares on the date of exercise over the exercise price. The Company is generally entitled to a deduction at the same time and in the same amount as the ordinary income recognized by the participant from such disposition.

        Although the qualified exercise of an incentive stock option will not produce ordinary taxable income to the participant, it will produce an increase in the participant's alternative minimum taxable income and may result in an alternative minimum tax liability.

BENEFITS UNDER THE 1996 OFFICER AND DIRECTOR PLAN

        In August 1996, options to purchase an aggregate of 2,500,000 shares were granted under the 1996 Officer and Director Plan. These options are exercisable at a price of $.30 per share and expire in August 1998. The Compensation Committee has not made any determination with respect to the granting of any additional options under the 1996 Officer and Director Plan.

THE BOARD OF DIRECTORS HAS APPROVED THE 1996 STOCK OPTION PLAN FOR OFFICERS AND DIRECTORS AND RECOMMENDS A VOTE FOR THE

                                        7

APPROVAL AND RATIFICATION OF SUCH PLAN. SUCH APPROVAL AND RATIFICATION REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK ENTITLED TO VOTE AND REPRESENTED IN PERSON OR BY PROXY AT THE MEETING.

                                     ITEM 6
                   APPROVAL OF 1996 EMPLOYEE STOCK OPTION PLAN

        The Board of Directors has adopted, subject to shareholder approval, the 1996 Employee Stock Option Plan ("1996 Employee Plan") to provide for the granting of incentive and non-qualified stock options to employees of the Company and others. The purpose of the 1996 Employee Plan is to foster and promote the financial success of the Company and increase stockholder value by strengthening the Company's ability to attract and retain qualified Employees of the Company by furnishing suitable recognition of their efforts which contributed to the success of the Company and to align their interests to the long-term interests of the Company's stockholders.

GENERAL

        The following is a summary description of the 1996 Employee Plan and is qualified in its entirety by reference to the full text of the 1996 Employee Plan, which is attached to this proxy statement as EXHIBIT C.

        The 1996 Employee Plan was adopted by the Board of Directors on August 27, 1996. The 1996 Employee Plan is to be administered by a committee of at least two Board members which meets the plan administration requirements of Rule 16b-3(c)(2) promulgated under the Securities Exchange Act of 1934, as amended. Such requirements provide generally that plan administrators shall not, during one year prior to service as an administrator of a plan, or during the term of such service, be granted or awarded equity securities under such plan or any other plan of the company or any of its affiliates. The Compensation Committee, currently composed of Messrs. Morrell and Pershes, is responsible for administration of the 1996 Employee Plan. The Compensation Committee has the authority to determine persons to whom awards shall be granted, make awards in such form and amounts as it shall determine, impose such limitations and conditions upon such awards as it shall deem appropriate, interpret the 1996 Employee Plan and prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of the respective participants' agreements and make such other determinations as it deems necessary or advisable for the administration of the 1996 Employee Plan.

SHARES SUBJECT TO 1996 EMPLOYEE PLAN

        One million shares of Company Common Stock, no par value, are authorized for issuance under the 1996 Employee Plan.

PARTICIPANTS

        Employees and consultants are eligible to receive options under the 1996 Employee Plan.

TERMS AND CONDITIONS OF OPTIONS

        The 1996 Employee Plan provides for the grant of incentive stock options (pursuant to Section 422 of the Internal Revenue Code of 1986, as amended) and non-qualified stock options. The exercise price of incentive stock options shall be no less than 100% of the fair market value of a share of Common Stock on the date of grant; provided, however, that incentive stock options granted to any holder of 10% or more of the Company's Common Stock shall be no less than 110% of the fair market value. The exercise price of non-qualified stock options shall be no less than

                                        8

85% of the fair market value. As of August 21, 1996, the last sale price of a share of the Company's Common Stock as reported by Nasdaq was $.41.

        The exercise price shall be paid in cash or, subject to the approval of the Compensation Committee, in shares of Common Stock valued at their fair market value on the date of exercise. The Compensation Committee has the authority to determine the terms and provisions of each option granted, including the term of each option and the time or period of time in which the option will vest. The 1996 Employee Plan provides, however, that no option shall be exercisable after the expiration of 10 years from the date of grant and no incentive stock option granted to a 10% shareholder shall be exercisable after the expiration of five years from the date of grant.

CHANGE IN CONTROL

        Upon a change in control of the Company, all options become immediately exercisable. The 1996 Employee Plan defines change in control to mean (i) the acquisition by any person, after the effective date of the 1996 Employee Plan, of 30% or more of the shares of voting securities of the Company, unless the Board of Directors determines in its sole and absolute discretion that no change in control has occurred, (ii) certain changes in the composition of the Board of Directors as a result of a contested election for positions on the Board of Directors, or (iii) any other event which the Board of Directors determines constitutes a change in control of the Company.

TERMINATION

        Except in the event of the death or permanent and total disability (as defined) of a Participant or the termination of the employment of a participant for cause (as defined), options are exercisable only while a participant is employed or otherwise engaged by the Company or within three months after such employment or engagement has terminated to the extent that such options were exercisable on the last day of employment and had not expired by their terms. In the event of the death or permanent and total disability of a participant, options are exercisable within one year after such death or disability to the extent that such options were exercisable on the last day of employment and had not expired by their terms. In the event of the termination of the employment of a participant for cause, all options held by such Participant terminate immediately. Options are not transferrable other than by will, by the laws of descent and distribution, or pursuant to certain domestic relations orders.

AMENDMENTS

        The Board of Directors may at any time amend the 1996 Employee Plan in any respect; provided, however, that without the approval of the Company's stockholders, no amendment may (i) increase the number of shares of Common Stock that may be issued under the 1996 Employee Plan, (ii) materially increase the benefits accruing to participants under the 1996 Employee Plan, or (iii) materially modify the requirements as to eligibility for participation in the 1996 Employee Plan.

ADJUSTMENTS

        The 1996 Employee Plan provides for an adjustment in the number of shares of Common Stock available under the 1996 Employee Plan, the number of shares subject to options, and the exercise prices of options upon a change in the capitalization of the Company, a stock dividend or split, a merger or combination of shares and certain other similar events.

                                        9

TAX ASPECTS

        A participant will not recognize any income for federal tax purposes at the time a non-qualified stock option is granted, nor will the Company be entitled to a deduction at that time. However, when any part of a non-qualified stock option is exercised, the participant will recognize ordinary income in an amount equal to the difference between the fair market value of the shares received and the exercise price of the non-qualified stock option, and the Company will generally recognize a tax deduction in the same amount.

        A participant will not recognize any income at the time an incentive stock option is granted, nor on a qualified exercise of an incentive stock option. If a participant does not dispose of the shares acquired by exercise of an incentive stock option within two years after the grant of the incentive stock option and one year after the exercise of the incentive stock option, the exercise is qualified and the gain or loss (if any) on a subsequent sale will be a long-term capital gain or loss. Such gain or loss equals the difference between the sum of sales proceeds and the exercise price for the stock sold. The Company is not entitled to a tax deduction as a result of the grant or qualified exercise of an incentive stock option. However, if shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the one-year and two-year holding periods, the exercise is not qualified and special rules apply that require the Participant to recognize ordinary income (at least in part) at the time of exercise equal to the excess (if any) of the fair market value of the shares on the date of exercise over the exercise price. The Company is generally entitled to a deduction at the same time and in the same amount as the ordinary income recognized by the participant from such disposition.

        Although the qualified exercise of an incentive stock option will not produce ordinary taxable income to the participant, it will produce an increase in the participant's alternative minimum taxable income and may result in an alternative minimum tax liability.

BENEFITS UNDER THE 1996 EMPLOYEE PLAN

        As of the date hereof, no options have been granted under the 1996 Employee Plan. Additionally, the Compensation Committee has not made any determination with respect to the granting of any options under the 1996 Employee Plan.

THE BOARD OF DIRECTORS HAS APPROVED THE 1996 EMPLOYEE STOCK OPTION PLAN AND RECOMMENDS A VOTE FOR THE APPROVAL AND RATIFICATION OF SUCH PLAN. SUCH APPROVAL AND RATIFICATION REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK ENTITLED TO VOTE AND REPRESENTED IN PERSON OR BY PROXY AT THE MEETING.

                                       10

                               EXECUTIVE OFFICERS

        The executive officers of the Company are as follows:

        NAME                      AGE          POSITION
        ----                      ---          --------
        Michael Morrell (1)       54     Chairman of the Board and Chief
                                         Executive Officer

        Harry Kobrin(1)           60     President and Chief Operating Officer

        Dawn M. Drella            29     Chief Financial Officer and Secretary
- -----------------------
(1) Biographical information with respect to these officers was previously described in Item 1.

        DAWN M. DRELLA has been chief financial officer of the Company since April 1995. She also served as the controller of the Company from June 1993 until April 1995. From February 1996 to June 1996, Ms. Drella served as chief financial officer of Westmark. Ms. Drella served as a staff accountant at Jones & Hall, PA from 1992 to 1993. From 1991 through 1992, Ms. Drella served as controller of RCC Associates, Inc., a general contracting firm that specialized in high end retail stores. Ms. Drella is a certified public accountant.

        The Company's officers are elected annually by the Board of Directors and serve at the discretion of the Board. There is no family relationship between or among any executive officers, directors and director nominees.

                                       11

                                 STOCK OWNERSHIP

        The following table and notes thereto set forth certain information regarding beneficial ownership of the Company's Common Stock as of the Record Date by (i) each person known by the Company to beneficially own more than 5% of the Company's Common Stock, (ii) each of the Company's directors and director nominees, (iii) each named executive officer, and (iv) all directors and officers of the Company as a group.

                                                SHARES OF             PERCENTAGE
   NAME AND ADDRESS                           COMMON STOCK             OF CLASS
   ----------------                           ------------            ----------
Harry Kobrin................................ 1,182,829(1)                5.6%
1903 S. Congress Avenue, Ste. 400
Boynton Beach, FL 33426

Michael Morrell.............................   500,000(2)                2.4%
1903 S. Congress Avenue, Ste. 400
Boynton Beach, FL 33426

Paul C. Pershes.............................   250,000(3)                1.2%
1903 S. Congress Avenue, Ste. 400
Boynton Beach, FL 33426

Dawn Drella.................................    20,000(4)                   *
1903 S. Congress Avenue, Ste. 400
Boynton Beach, FL 33426

All Directors and Executive
Officers as a Group......................... 1,952,829(1)(2)(3)(4)       9.0%
- -------------------------------
 *      less than 1%

(1) Includes currently exercisable options to purchase (i) 5,000 shares of Common Stock at $2.875 per share; (ii) 264,000 shares at $.375 per share; and (iii) 500,000 shares at $.30 per share.

(2) Includes currently exercisable options to purchase 500,000 shares of Common Stock at $.30 per share.

(3) Includes currently exercisable options to purchase 250,000 shares of Common Stock at $.30 per share.

(4) Includes currently exercisable options to purchase 10,000 shares of Common Stock at $3.25 per share and 10,000 shares at $1.00 per share.

                                       12

                             EXECUTIVE COMPENSATION

        The following table sets forth the information with respect to each person who served in the capacity of chief executive officer during 1995, and other officers of the Company whose total annual salary and bonus for the fiscal year ended December 31, 1995 exceeded $100,000 (collectively, the "Named Executive Officers"). These Named Executive Officers receive perquisites and other personal benefits in amounts less than 10% of their total annual salary and bonus.

                           SUMMARY COMPENSATION TABLE

                                                                          LONG-TERM
                                             ANNUAL COMPENSATION         COMPENSATION
                                     ----------------------------------- ------------
NAME AND PRINCIPAL          FISCAL                          OTHER ANNUAL                ALL OTHER
       POSITION              YEAR    SALARY        BONUS    COMPENSATION    OPTIONS    COMPENSATION
                            ------   -------      -------   ------------ ------------  ------------
Cornelius F. Wit,             1995   $83,043         --             --      120,000          --
  Chief Executive             1994      --           --             --         --            --
  Officer (1)                 1993      --           --             --         --            --

Edwin F. Russo,               1995   $17,308(3)      --             --        5,000      $159,375(4)
  Chief Executive             1994      --           --             --         --            --
  Officer (2)                 1993      --           --             --         --            --

Norman J. Birmingham          1995   $21,461(6)      --             --        5,000      $ 53,125(7)
  Chief Executive             1994      --           --             --         --            --
  Officer(5)                  1993      --           --             --         --            --

- ------------------------
(1)     Mr. Wit served as chief executive officer from February 1995 to August
        1995.
(2)     Mr. Russo served as chief executive officer from August 1995 to November
        1995.
(3)     Does not include the use of an automobile valued at $150 per month.
(4) In October 1995, Mr. Russo received 75,000 shares of Common Stock valued at $159,375 for services rendered.
(5) Mr. Birmingham served as chief executive officer from November 1995 through June 1996.
(6) Does not include (i) approximately $6,195 in airfare to and from Mr. Birmingham's home in Michigan; (ii) use of an automobile provided by Westmark at a cost of approximately $1,200 per month; (iii) annual compensation from Westmark of $87,500 and (iv) $13,000 in compensation from Greenworld Technologies, Inc, a former subsidiary of the Company.
(7) In October 1995, an affiliate of Mr. Birmingham received 25,000 shares of Common Stock valued at $53,125 for services rendered.

EMPLOYMENT AGREEMENTS

        In April 1996, the Company entered into three-year employment agreements with Harry Kobrin and Dawn Drella pursuant to which they will be entitled to receive base salaries of $120,000 and $60,000, respectively. In addition, the Company provides Mr. Kobrin and Ms. Drella with automobiles at a cost to the Company of $550 and $1,300 per month, respectively. Mr. Kobrin's agreement was amended in August 1996 to provide for the grant of an option to purchase 1,000,000 shares of Common Stock at an exercise price of $.30 per share, which option will expire in August 1998. These options are vested 50% immediately, with the remaining 50% to vest as determined by the Compensation Committee.

                                       13

        In August 1996, the Company entered into a five-year employment agreement with Michael Morrell, pursuant to which he will be entitled to receive an annual salary of $150,000, as well as options to purchase 1,000,000 shares of Common Stock at an exercise price of $.30 per share which expire in August 1998. These options are vested 50% immediately, with the remaining 50% to vest at such time and on such terms as determined by the Compensation Committee.

        The following tables show, as to the Named Executive Officers, certain information concerning stock options.

                            1995 STOCK OPTION GRANTS

                      OPTIONS    PERCENT OF    EXERCISE
                      GRANTED  TOTAL OPTIONS    PRICE       EXPIRATION
   NAME               (SHARES)    GRANTED    (PER SHARE)       DATE
   ----               --------    -------    -----------   ------------
Cornelius F. Wit        20,000      12%       $  1.50       March 2000
                       100,000      59%       $  1.125      April 2000
Edwin F. Russo           5,000       3%       $  1.312     November 1996
Norman J. Birmingham     5,000       3%       $  2.875     November 1996

                       AGGREGATED OPTION EXERCISES IN 1995
                           AND YEAR-END OPTION VALUES

                                                 NUMBER OF
                                                 SECURITIES       VALUE OF
                          SHARES                 UNDERLYING      UNEXERCISED
                         ACQUIRED     VALUE     UNEXERCISED     IN-THE-MONEY
        NAME           ON EXERCISE  REALIZED(1)   OPTIONS        OPTIONS(1)
        ----           -----------  ----------- -----------     ------------
Cornelius F. Wit           20,000   $    7,400         --              --
                           15,000   $   13,050       85,000      $   73,950(2)

Edwin F. Russo               --           --          5,000      $    3,440

Norman J. Birmingham         --           --          5,000              (3)
- --------------------
(1) Values are determined based on the difference between the exercise price and the fair market value per share as of the exercise date or December 31, 1995, as the case may be.
(2) These options subsequently terminated unexercised upon Mr. Wit's resignation from the company.
(3)     These options were not in the money as of December 31, 1995.

LONG-TERM EMPLOYEE PLANS

        The Company does not have any long-term incentive plans.

EMPLOYEE STOCK OPTION PLAN

        In May 1992, the Company adopted a Stock Option Plan (the "Plan") under which 200,000 shares of Common Stock are reserved for issuance upon exercise of options. The Plan is designed to serve as an incentive for retaining qualified and competent employees. The Company's Board of Directors or a Committee thereof (the "Committee")

                                       14

administers and interprets the Plan and is authorized to grant options thereunder to all eligible employees of the Company, including officers and directors.

        The Plan provides for the granting of both incentive stock options and non-qualified stock options. Options are granted under the Plan on such terms and at such price as determined by the Committee, except that the per share exercise price of incentive stock options cannot be less than the fair market value of the Common Stock on the date of grant and the per share price of non-qualified stock options will not be less than 85% of the fair market value on the date of grant. Options granted under the Plan are not transferable other than by will or intestate distribution and no option can be exercised until six months after the date of grant or after the expiration of 10 years from the date of grant. To date, 20,000 options are outstanding under the Plan.

DIRECTOR STOCK OPTION PLAN

        In May 1992, the Company adopted a Director Stock Option Plan (the "Director Plan") under which 20,000 shares of common stock are reserved for issuance upon exercise of options. In July 1995, the Director Plan was amended to increase the number of shares available thereunder to 60,000. The Director Plan is designed to serve as an incentive for attracting and retaining qualified and competent Directors.

        Pursuant to the Director Plan, each eligible Director is granted 5,000 shares when he is elected or appointed to the Board and on each Annual Meeting date thereafter, provided that on the annual grant date he is still a director of the Company. The exercise price per share of the options is the fair market value of the shares underlying the options on the date of grant. Options granted under the Director Plan are not transferable, other than by will or intestate distribution and no option can be exercised until six months after the date of grant or after 5 years from the date of grant. In the event that the grantee ceases to be a Director due to (i) cause, the options immediately expire; (ii) death, the option expires one year for the Director's death; and (iii) any other reason, the option expires three months from the date the grantee ceases to act as a Director. To date, 20,000 options are outstanding under the Director Plan.

DIRECTORS AND OFFICERS LIABILITY INSURANCE

        The Company maintains a $3,000,000 Director and Officer and Company Reimbursement Insurance Policy (the "Policy"). The Policy will pay the judgments, damages, settlement and defense costs ("loss") of each director or officer of the Company and reimburse the Company for any loss due to any alleged breach of duty, neglect, error misstatement, misleading statement, omissions or act by the directors or officers of the Company except losses arising out of or in connection with, among other things (i) gaining personal profit or advantage;
(ii) criminal or deliberate fraudulent acts; (iii) self dealing; (iv) violations of Sections 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar state laws; (vi) certain corporate takeover transactions; (vii) failure to maintain insurance; (viii) pending or prior litigation or actions derived from the same facts as the pending or prior litigation (ix) violations of the Environmental Protection Act or similar laws and, (x) violations of the Employee Retirement Income Security Act of 1974 or amendments thereto or any similar state or common law.

                              CERTAIN TRANSACTIONS

COMPENSATION OF DIRECTORS

        During October 1995, the Company issued shares of the Company's common stock to the following directors and former directors for services rendered as advisors and consultants: Edwin F. Russo - 75,000 shares; Frank Dolney - 75,000 shares; Budget Services (of which Norman Birmingham is the sole shareholder) - 25,000 shares; and Medical Industries Consulting, Inc. (of which Jean Johnstone is a majority shareholder) - 75,000 shares. These shares were valued at $159,375, $159,375, $53,125 and $159,375, respectively. Mr. Birmingham was not an officer or director

                                       15

of the Company at the time that the Budget Services shares were issued. These shares were issued for services rendered to Technomed, Inc., a subsidiary of the Company. Subsequent to year end, Mr. Dolney returned his shares to the Company.

WESTMARK GROUP HOLDINGS, INC.

        In November 1995, the Company signed a Share Exchange Agreement with Westmark pursuant to which the Company received a 49% interest or 1,298,388 shares of Westmark common stock in exchange for $1,210,000 in cash and cash equivalents, a note payable in the amount of $315,000 and 200,000 shares of the Company's Series B preferred stock, with a stated value of $10. The Share Exchange Agreement provides that the Company's 49% interest will be maintained and that Westmark is obligated to issue additional shares to maintain such ownership position.

        The then officers of Westmark, Michael Morrell and Linda Moore resigned as officers and Mr. Morrell resigned as a director. The Company issued Mr. Morrell a promissory note in the principal amount of $415,000, bearing interest at a rate of 12% per annum, to repay a $415,000 advance previously made to Westmark. This note was paid down to $215,000 by the Company. Mr. Morrell has the right to convert all or a portion of this note into shares of the Company's Common Stock at a rate equal to 50% of the closing bid price on the day preceding such conversion. The Company granted certain registration rights in connection therewith. The Company also issued Ms. Moore a promissory note in the principal amount of $60,000, bearing interest at the rate of 12% per annum, to repay a $60,000 advance previously made to Westmark. Ms. Moore's note has been repaid. Ms. Moore presently acts as a consultant to the Company and Mr. Morrell is a director.

        In the first and second quarter of 1996, the Company advanced to Westmark additional financing of $2,428,593 to be used for Westmark's operations and financing activities. This financing was in the form of short term advances which the Company may, at its option, convert to equity. As of the date of this Proxy Statement, $700,000 has been converted to 10% convertible preferred stock of Westmark.

        In addition, Norman J. Birmingham devoted time to the Company, served as Westmark's president and operated Budget Service, Inc. Mr. Birmingham's annual compensation from the Company was $100,000, $87,000 from Westmark and $13,000 from Greenworld Technologies, Inc, a former subsidiary of the Company.

        Dawn M. Drella, the Company's Chief Financial Officer also devoted time and served as Westmark's chief financial officer until June 1996 when she resigned from that position.

ESCROW AGREEMENT

        In September 1992, certain shareholders ("Escrow Holders") entered into an Escrow Agreement whereby an aggregate of 950,000 shares of Common Stock (903,450 of which are owned by Marilyn Zinns, 722,690 are owned by the Acquiring Persons (as defined below) and 46,550 are owned by Milton H. Barbarosh) are being held in escrow until the date all such shares are released to the Escrow Holders or transferred to the Company in accordance with the provisions described below (which provisions were amended pursuant to shareholder approval in August 1994). The following number of shares will be released to the Escrow Holders based on the level of the Company's pre-tax earnings (without giving effect to any changes in earnings resulting from the release of the shares) during 1996:

                                       16

                        IF PRE-TAX           CUMULATIVE
                     EARNINGS EXCEED   NO. OF SHARES RELEASED
                     ---------------   ----------------------
                        $2,900,000             118,750
                        $3,200,000             237,500
                        $3,500,000             475,000

Alternatively, if the bid price at any time during 1996 exceeds $12.50 for a minimum of 30 days, 475,000 shares will be released. Since the Company's 1994 and 1995 pre-tax earnings and the Company's common stock bid prices did not reach the criteria levels necessary for return to the Escrow Holders, 475,000 shares are being returned to the Company as treasury stock.

CHANGE IN CONTROL OF REGISTRANT

        In May 1995, Edwin F. Russo, Bradley T. Ray (the son of Jean Johnstone, the former chairman of the Company) Edwin F. Russo, II and Frank Dolney (the "Acquiring Persons") acquired an aggregate of 998,550 shares of Common Stock from Marilyn Zinns. The Acquiring Persons reported the transaction on Form 13D. The 13D also indicated that they acquired from Ms. Zinns the right to receive, on a pro-rata basis, up to 722,690 of the escrowed shares (see Escrow Agreement above). Mr. Edwin F. Russo was then elected to the Company's Board of Directors. Mr. Dolney and Ms. Johnstone were later elected to the Company's Board of Directors in July 1995.

        In May 1996, the Acquiring Persons amended the Form 13D deleting the previously asserted right to acquire the 722,690 additional shares and stating that the proxy had been determined to be invalid. Therefore, this transaction did not result in a change of control.

TECHNOMED ACQUISITION

        In August 1995, the Company completed a Share Exchange Agreement with the shareholders of Technomed, Inc. to acquire 100% ownership (7,422,500 shares of common stock) of Technomed, Inc. for 2,739,003 unregistered shares of the Company's Common Stock.

        Three of the Company's directors at the time of the transaction, Edwin
F. Russo, Jean Johnstone and Frank Dolney directly or indirectly had an interest in Technomed. Mr. Russo held 50,000 shares (.6%), Ms. Johnstone, personally and through Medical Industries Consulting, Inc. and family members held 1,950,000 shares (26%) and Frank Dolney's wife, D. Ann Jassen, held 750,000 shares (10.1%) of Technomed common stock. The transaction was approved by a majority of unaffiliated directors of the Company.

JEAN JOHNSTONE AGREEMENT

        In June 1996, the Company entered into an Agreement with Jean Johnstone, a former chairman and director of the Company, whereby, among other things, the Company would facilitate, through a third party, the purchase of 400,000 shares of Ms. Johnstone's stock at the closing bid price per share of the Company's common stock as reported by Nasdaq on the day prior to purchase. If the aggregate purchase price is not at least $284,000.71, the Company will issue Ms. Johnstone a convertible debenture in an amount equal to the shortfall. The Company has agreed to register the shares underlying the debenture. If a third party purchase cannot be facilitated in 120 days, the Company will repurchase the shares at the price set forth above by issuance of a Senior Promissory Note bearing interest at the rate of 8% per annum, paying interest only, quarterly in arrears, with a balloon payment due June 7, 1997. In addition,

                                       17

the Company purchased 21,000 shares from Ms. Johnstone at the purchase price of $.87 per share for a total purchase price of $18,270.

        The Company also granted Ms. Johnstone a five-year option to purchase 200,000 shares of the Company's common stock at $1.00 per share. The parties executed mutual general releases and Ms. Johnstone resigned as chairman and director of the Company on June 7, 1996.

        In April 1996, the Company issued a check to Ms. Johnstone in the amount of $400,000. This sum was for the following: (i) partial payment for the repurchase of stock, $13,851; (ii) AR Mediquest accrued salary, $33,603; and
(iii) repayment of her loan to C.J. Holding/AR/Mediquest, $352,546.

BRADLEY RAY AGREEMENT

        In June 1996, the Company entered into an Agreement with Bradley Ray, as consultant to the Company and the son of Ms. Johnstone, whereby, among other things, the Company would facilitate, through a third party, the purchase of 300,000 shares of Mr. Ray's stock at the closing bid price per share of the Company's common stock as reported by Nasdaq on the day prior to purchase. If the aggregate purchase price is not at least $214,285.71, the Company will issue a one-year convertible debenture in the amount of the shortfall. The Company has agreed to register the shares underlying the debenture. If a third party purchase cannot be facilitated in 120 days, the Company will repurchase the shares at the price set forth above by the issuance of a Senior Promissory Note, bearing interest at the rate of 8% per annum, paying interest only, quarterly in arrears, with a balloon payment due June 7, 1997.

        In addition, the Company also granted one-year options to purchase 600,000 and 200,000 shares of the Company's common stock at $.34 per share and $.40 per share, respectively. The Company agreed to register the shares underlying these options.

        The Company also issued Mr. Ray a one-year promissory note in the amount of $700,000 for payment of commissions Mr. Ray earned as a consultant. The note will be reduced by the difference between the exercise price of the options and the bid price as reported by Nasdaq on the day of exercise.

        The parties also executed mutual general releases.

CONSULTING AGREEMENTS

        In June 1996, the Company entered into a 50-month consulting agreement with Mr. Ray for a monthly consulting fee of $5,713 per month. In August 1996, the Company prepaid a portion of Mr. Ray's consulting fees through the issuance of 450,000 shares of Common Stock valued at $306,000.

        During 1995 and 1996, Mr. Pershes and his affiliates provided financial and accounting services to the Company and its affiliates. The Company paid $2,040 in consulting fees to Mr. Pershes in 1995, and $36,352 in 1996. An additional $15,473 is owed.

ESSENTIAL CARE ACQUISITION

        In October 1995, the Company acquired Essential Care Medical Centers, Inc., including the real property located at 2601 N.E. 2nd Avenue in Miami, Florida, from Mr. Kobrin for consideration consisting of 827,658 shares of Common Stock. The mortgage on the real property was not assigned to the Company; therefore, Mr. Kobrin remains liable on the mortgage covering this property.

                                       18

                              COST OF SOLICITATION

        The Company will bear the cost of the solicitation of proxies from its stockholders. In addition to the use of mail, proxies may be solicited by directors, officers and regular employees of the Company in person or by telephone or other means of communication. The directors, officers and employees of the Company will not be compensated additionally for the solicitation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation. Arrangements are also being made with brokerage houses and any other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Company, and the Company will reimburse such brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

                                  OTHER MATTERS

        Management is not aware of any other matters to be presented for action at the meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

        Proposals of stockholders of the Company which are intended to be presented by such stockholders at the 1997 Annual Meeting must be received by the Company no later than May 9, 1997 in order to have them included in the proxy statement and form of proxy relating to that meeting.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           Dawn M. Drella, Secretary

September 9, 1996
Boynton Beach, Florida

                                                                       EXHIBIT A

                              ARTICLES OF AMENDMENT
                           HEART LABS OF AMERICA, INC

        On September 24, 1996, the shareholders of Heart Labs of America, Inc. adopted the following two (2) amendments to the Articles of Incorporation pursuant to the relevant provisions of Chapter 607 of the Florida Statutes.

1.      Article I is hereby amended to read in full as follows:

        The name of the corporation is "MEDICAL INDUSTRIES OF AMERICA, INC." (Hereinafter the "Corporation")

2. The first paragraph of Article III is hereby amended to read in full as follows:

        The aggregate number of shares of all classes of capital stock that this Corporation shall have the authority to issue is two hundred ten million (210,000,000), consisting of (i) one hundred sixty million (160,000,000) shares of common stock, no par value (the "Common Stock") and, (ii) fifty million (50,000,000) shares of preferred stock, no par value (the "Preferred Stock").

3. Except as amended by the said shareholders, the Article of Incorporation shall remain unchanged.

4. The two (2) amendments to the Articles of Incorporation were duly adopted on September 24, 1996 by the holders of the Corporation's common stock, no par value, the only class of capital stock of the Corporation outstanding and entitled to vote thereon, and approved by a sufficient number of votes pursuant to the Florida Statutes.

                                HEART LABS OF AMERICA, INC.

                                By:    ____________________________________

                                Name: Dawn Drella

                                Title: Secretary

                                                                       EXHIBIT B

                           HEART LABS OF AMERICA, INC.
                1996 STOCK OPTION PLAN FOR OFFICERS AND DIRECTORS

                           HEART LABS OF AMERICA, INC.
                1996 STOCK OPTION PLAN FOR OFFICERS AND DIRECTORS

1.      ADOPTION AND PURPOSE

        Heart Labs of America, Inc., a Florida corporation (the "Company"), adopted its 1996 Stock Option Plan for Officers and Directors ("Plan") effective August 27, 1996, subject to stockholder approval. The purpose of the Plan is to foster and promote the financial success of the Company and increase stockholder value by strengthening the Company's ability to attract and retain officers and directors in the employ of the Company by furnishing suitable recognition of their efforts which contributed to the success of the Company and to align their interests to the long-term interests of the Company's stockholders. The Plan is intended to provide "incentive stock options" within the meaning of that term under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as non-qualified stock options. Any proceeds of cash or property received by the Company for the sale of Heart Labs of America, Inc. common stock, no par value (the "Common Stock") pursuant to Options granted under this Plan will be used for general corporate purposes.

2.      ADMINISTRATION

        2.1 The Plan shall be administered by a committee (the "Compensation Committee") appointed by the Board of Directors of the Company (the "Board") and composed of at least two Board members. The Compensation Committee shall meet the plan administration requirements described under Rule 16b-3(c)(2) promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), or any similar rule which may subsequently be in effect. Any vacancy on the Compensation Committee shall be filled by the Board.

        2.2 Subject to the express provisions of the Plan, the Compensation Committee shall have the sole and complete authority to (i) determine the officers and directors to whom awards hereunder shall be granted, (ii) make awards in such form and amounts as it shall determine, (iii) impose such limitations and conditions upon such awards as it shall deem appropriate, (iv) interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, (v) determine the terms and provisions of the respective participants' agreements (which need not be identical), and (vi) make such other determinations as it deems necessary or advisable for the administration of the Plan. The decisions of the Compensation Committee on matters within their jurisdiction under the Plan shall be conclusive and binding on the Company and all other persons. No members of the Board or the Compensation Committee shall be liable for any action taken or determination made in good faith.

        2.3 All expenses associated with the Plan shall be paid by the Company or its Subsidiaries.

3.      DEFINITIONS

        3.1 "CAUSE" when used in connection with the termination of a Participant's relationship with the Company, shall mean the termination of the Participant's relationship by the Company by reason of (i) the conviction of the Participant of a crime involving moral turpitude by a court of competent jurisdiction as to which no further appeal can be taken; (ii) the proven commission by the Participant of an act of fraud upon the Company; (iii) the willful and proven misappropriation of any funds or property of the Company by the Participant; (iv) the willful, continued and unreasonable failure by the Participant to perform duties assigned to him and agreed to by him; (v) the knowing engagement by the Participant in any direct, material conflict of interest with the Company without compliance with the Company's conflict of interest policy, if any, then in effect;
               (vi) the knowing engagement by the Participant, without the written approval of the Board of Directors of the Company, in any activity which competes with the business of the Company or which would result in a material injury to the Company; or (vii) the knowing engagement in any activity which would constitute a material violation of the provisions of the Company's insider trading policy or business ethics policy, if any, then in effect.

        3.2 "CHANGE IN CONTROL" shall mean the occurrence of any of the following events:

               (i) any Person becomes, after the effective date of this Plan, the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities, unless the Board (as constituted immediately prior to such Change in Control) determines in its sole absolute discretion that no Change in Control has occurred;

               (ii) individuals who constitute the Board on the effective date of the Plan cease, for any reason, to constitute at least a majority of the Board of Directors; PROVIDED, HOWEVER, that any person becoming a director subsequent to the effective date of the Plan who was nominated for election by at least 662/3% of the Board as constituted on the effective date of the Plan (other than the nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Board of Directors, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Plan, considered a member of the Board as constituted on the effective date of the Plan; or

               (iii) the Board of Directors determines in its sole and absolute discretion that there has been a Change in Control of the Company.

        3.3 "EMPLOYEE" shall mean any person employed on an hourly or salaried basis by the Company or any parent or Subsidiary of the Company that now exists or hereafter is organized or acquires the Company.

        3.4 The "FAIR MARKET VALUE" of a share of Common Stock on any date shall be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading, or (ii) if not so reported, the average of the closing bid and asked prices for a share of Common Stock on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("Nasdaq"), or (iii) if not quoted on Nasdaq, the average of the closing bid and asked prices for a share of Common Stock as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Compensation Committee in its absolute discretion. In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

        3.5 "INCENTIVE STOCK OPTION" shall mean an Option which is an "incentive stock option" within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

        3.6 "NON-QUALIFIED STOCK OPTION" shall mean an Option which is not an Incentive Stock Option and which is identified as a Non-Qualified Stock Option in the agreement by which it is evidenced.

        3.7 "OPTION" shall mean an Option to purchase shares of Common Stock of the Company granted pursuant to this Plan. Each Option shall be identified either as an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

        3.8 "SUBSIDIARY" shall mean a corporation (other than the Company) in which the Company directly or indirectly controls 50% or more of the combined voting power of all stock of that corporation.

4.      ELIGIBILITY

        The Compensation Committee may grant Options to purchase Common Stock under this Plan to officers and directors of the Company or its Subsidiaries. Officers and directors of the Company who are granted Options pursuant to this Plan shall be referred to as "Participants." The Compensation Committee shall determine, within the provisions of the Plan, those persons to whom, and the times at which, Options shall be granted. In making such determinations, the Compensation Committee may take into account the nature of the services rendered by such person, his or her present and potential contributions to the Company's success, and such other factors as the Compensation Committee in its discretion shall deem relevant. Grants may be made to the same individual on more than one occasion.

5.      GRANTING OF OPTIONS

        5.1 POWERS OF THE COMPENSATION COMMITTEE. The Compensation Committee shall determine, in accordance with the provisions of the Plan, the duration of each Option, the exercise price of each Option, the time or times within which (during the term of the Option) all or portions of each Option may be exercised, and whether cash, Common Stock, or other property may be accepted in full or partial payment upon exercise of an Option.

        5.2 NUMBER OF OPTIONS. As soon as practicable after the date an individual is determined to be eligible under Section 4 hereof, the Compensation Committee may, in its discretion, grant to such person a number of Options determined by the Compensation Committee.

6.      COMMON STOCK

        Each Option granted under the Plan shall be convertible into one share of Common Stock, unless adjusted in accordance with the provisions of
        Section 8 hereof. Options may be granted for a number of shares not to exceed, in the aggregate, 5,000,000 shares of Common Stock, subject to adjustment pursuant to Section 8 hereof. For purposes of calculating the maximum number of shares of Common Stock that may be issued under the Plan, (i) all the shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when cash is used as full payment for shares issued upon the exercise of an Option, and (ii) shares tendered by a Participant as payment for shares issued upon exercise of an Option shall be available for issuance under the Plan. Upon the exercise of an Option, the Company may deliver either authorized but unissued shares, treasury shares, or any combination thereof. In the event that any Option granted under the Plan expires unexercised, or is surrendered by a Participant for cancellation, or is terminated or ceases to be exercisable for any other reason without having been fully exercised, the Common Stock subject to such Option shall again become available for new Options to be granted under the Plan to any eligible person (including the holder of such former Option) at an exercise price determined in accordance with Section 7.2 hereof, which price may then be greater or less than the exercise price of such former Option. No fractional shares of Common Stock shall be issued, and the Compensation Committee shall determine the manner in which fractional share value shall be treated.

7.      REQUIRED TERMS AND CONDITIONS OF OPTIONS

        7.1 AWARD OF OPTIONS. The Compensation Committee may, from time to time and subject to the provisions of the Plan and such other terms and conditions as the Compensation Committee may prescribe, grant to any Participant in the Plan one or more Incentive Stock Options or Non-Qualified Stock Options to purchase for cash or shares the number of shares of Common Stock allotted by the

               Compensation Committee. However, subject to the provisions of Sections 7.4 and 7.5, Incentive Stock Options may be granted only to these officers and directors who are also Employees. The date an Option is granted shall mean the date selected by the Compensation Committee as of which the Compensation Committee allots a specific number of shares to a Participant pursuant to the Plan.

        7.2 EXERCISE PRICE. The exercise price of any Non-Qualified Stock Option granted under the Plan shall be such price as the Compensation Committee shall determine on the date on which such Non- Qualified Stock Option is granted; provided, however, that such price may not be less than 85% of the Fair Market Value of a share of Common Stock on the date the Option is granted. Except as provided in Section 7.4 hereof, the exercise price of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Incentive Stock Option is granted.

        7.3 TERM AND EXERCISE. Each Option shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Compensation Committee on the day on which such Option is granted and as set forth in the agreement evidencing the Option; PROVIDED, HOWEVER, that (A) no Option shall be exercisable after the expiration of 10 years from the date such Option was granted, and (B) no Incentive Stock Option granted to a 10% shareholder as set forth in Section 7.4 hereof shall be exercisable after the expiration of five years from the date such Incentive Stock Option was granted; and, PROVIDED, FURTHER, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan. Each Option shall be exercisable in whole or in part with respect to whole shares of Common Stock. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. On the partial exercise of an Option, the agreement evidencing such Option shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 7.7 hereof.

        7.4 TEN PERCENT SHAREHOLDER. Notwithstanding anything to the contrary in this Plan, Incentive Stock Options may not be granted to any owner of 10% or more of the total combined voting power of the Company and its Subsidiaries unless (i) the exercise price is at least 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted, and (ii) the Option by its terms is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

        7.5 MAXIMUM AMOUNT OF OPTION GRANT. To the extent that the aggregate Fair Market Value (determined on the date the Option is granted) of Common Stock subject to Incentive Stock Options exercisable for the first time by a Participant during any calendar year exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.

        7.6 METHOD OF EXERCISE. An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no fewer than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreement evidencing the Option, shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement shall be returned to the Participant. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire transfer or (ii) subject to the approval of the Compensation Committee, in shares of Common Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Common Stock with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

        7.7 DELIVERY OF STOCK CERTIFICATES. Certificates for shares of Common Stock purchased on the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised; PROVIDED, HOWEVER, that such delivery shall be effected for all purposes when the stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Participant.

8.      ADJUSTMENTS

        8.1 The aggregate number or type of shares of Common Stock with respect to which Options may be granted hereunder, the number or type of shares of Common Stock subject to each outstanding Option, and the exercise price per share for each such Option may all be appropriately adjusted, as the Compensation Committee may determine, for any increase or decrease in the number of shares of issued Common Stock resulting from a subdivision or consolidation of shares whether through reorganization, recapitalization, consolidation, payment of a share dividend, or other similar increase or decrease.

        8.2 Subject to any required action by the stockholders, if the Company shall be a party to a transaction involving a sale of substantially all its assets, a merger, or a consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of Common Stock would be entitled to receive as a result of such transaction; PROVIDED, HOWEVER, that all unexercised Options under the Plan may be cancelled by the Company as of the effective date of any such transaction by giving notice to the holders of such Options of its intention to do so, and by permitting the exercise of such Options during the 30-day period immediately after the date such notice is given.

        8.3 In the case of dissolution of the Company, every Option outstanding hereunder shall terminate; PROVIDED, HOWEVER, that each Option holder shall have 30 days' prior written notice of such event, during which time he shall have a right to exercise his partly or wholly unexercised Options.

        8.4 On the basis of information known to the Company, the Compensation Committee shall make all determinations under this
               Section 8, including whether a transaction involves a sale of substantially all the Company's assets; and all such determinations shall be conclusive and binding on the Company and all other persons.

        8.5 Upon the occurrence of a Change in Control, the Compensation Committee (as constituted immediately prior to the Change in Control) shall determine, in its absolute discretion, whether each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan or whether each such Option shall continue to vest according to its terms.

9.      OPTION AGREEMENTS

        Each award of Options shall be evidenced by a written agreement, executed by the Participant and the Company, which shall contain such restrictions, terms and conditions as the Compensation Committee may require in accordance with the provisions of this Plan. Option agreements need not be identical. The certificates evidencing the shares of Common Stock acquired upon exercise of an Option may bear a legend referring to the terms and conditions contained in the respective Option agreement and the Plan, and the Company may place a stop transfer order with its transfer agent against the transfer of such shares. If requested to do so by the Compensation Committee at the time of exercise of an Option, each Participant shall execute a certificate indicating that he is purchasing the Common Stock under such Option for investment and not with any present intention to sell the same.

10.     LEGAL AND OTHER REQUIREMENTS

        10.1 The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended, of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Compensation Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Compensation Committee, in its sole discretion, deems necessary or desirable. The exercise of any Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which shares of Common Stock are traded. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

        10.2 With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Compensation Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Compensation Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of Options) shall be deemed automatically to be incorporated by reference into the Plan insofar as Participants subject to Section 16 are concerned. The Compensation Committee may at any time impose any limitations upon the exercise, delivery and payment of any Option which, in the Compensation Committee's discretion, are necessary in order to comply with Section 16(b) and the rules and regulations thereunder.

        10.3 A Participant shall have no rights as a stockholder with respect to any shares covered by an Option, or exercised by him, until the date of delivery of a stock certificate to him for such shares. No adjustment, other than pursuant to Section 8 hereof, shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is delivered.

11.     NON-TRANSFERABILITY

        During the lifetime of a Participant, any Option granted to him shall be exercisable only by him or by his guardian or legal representative. No Option shall be assignable or transferable, except by will, by the laws of descent and distribution, or pursuant to certain domestic relations orders. The granting of an Option shall impose no obligation upon the holder thereof to exercise such Option or right.

12.     NO CONTRACT OF EMPLOYMENT

        The adoption of this Plan or the grant of any Option shall not be construed as giving a Participant the right to continued employment with the Company or any Subsidiary of the Company. Furthermore, the Company or any Subsidiary of the Company may at any time dismiss a Participant from employment, free from any liability or claim under the Plan, unless otherwise expressly provided in the Plan or any Option agreement.

13.     EFFECT OF TERMINATION OF RELATIONSHIP

        13.1 If the relationship of a Participant with the Company shall terminate for any reason other than Cause, "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) or the death of the Participant (a) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of three months after such termination, on which date they shall expire, and (b) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; PROVIDED, HOWEVER, that no Option shall be exercisable after the expiration of its term.

        13.2 If the relationship of a Participant with the Company shall terminate on account of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) or the death of the Participant (a) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and
               (b) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; PROVIDED, HOWEVER, that no Option shall be exercisable after the expiration of its term.

        13.3 In the event of the termination of a Participant's relationship with the Company for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

14.     INDEMNIFICATION OF COMPENSATION COMMITTEE

        In addition to such other rights of indemnification as they may have as members of the Board or the Compensation Committee, the members of the Compensation Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding (or in connection with any appeal therein), to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Compensation Committee member is liable for gross negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding a Compensation Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

15.     WITHHOLDING TAXES

        Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

16.     NEWLY ELIGIBLE PARTICIPANTS

        Except as otherwise provided herein, the Compensation Committee shall be entitled to make such rules, regulations, determinations and awards as it deems appropriate in respect of any person who becomes eligible to participate in the Plan.

17.     TERMINATION AND AMENDMENT OF PLAN

        The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, PROVIDED, HOWEVER, that without approval of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at an annual or special meeting of stockholders, no revision or amendments shall (i) increase the number of shares of Common Stock that may be issued under the Plan, except as provided in Section 8 hereof, (ii) materially increase the benefits accruing to Participants under the Plan or (iii) materially modify the requirements as to eligibility for participation in the Plan.

18.     GENDER AND NUMBER

        Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender and vice versa, and the singular shall include the plural and the plural shall include the singular.

19.     GOVERNING LAW

        The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Florida.

20.     EFFECTIVE DATE OF PLAN

        The effective date of the Plan is August 27, 1996. The Plan, each amendment to the Plan, and each Option granted under the Plan is conditioned on and shall be of no force or effect until approval of the Plan and each amendment of the Plan by the holders of a majority of the shares of Common Stock of the Company.

                                                                       EXHIBIT C

                           HEART LABS OF AMERICA, INC.
                         1996 EMPLOYEE STOCK OPTION PLAN

                           HEART LABS OF AMERICA, INC.
                         1996 EMPLOYEE STOCK OPTION PLAN

1.      ADOPTION AND PURPOSE

        Heart Labs of America, Inc., a Florida corporation (the "Company"), adopted its 1996 Employee Stock Option Plan ("Plan") effective August 27, 1996, subject to stockholder approval. The purpose of the Plan is to foster and promote the financial success of the Company and increase stockholder value by strengthening the Company's ability to attract and retain qualified Employees and Consultants by furnishing suitable recognition of their efforts which contributed to the success of the Company and to align their interests to the long-term interests of the Company's stockholders. The Plan is intended to provide "incentive stock options" within the meaning of that term under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as non-qualified stock options. Any proceeds of cash or property received by the Company for the sale of Heart Labs of America, Inc. common stock, no par value (the "Common Stock") pursuant to Options granted under this Plan will be used for general corporate purposes.

2.      ADMINISTRATION

        2.1 The Plan shall be administered by a committee (the "Compensation Committee") appointed by the Board of Directors of the Company (the "Board") and composed of at least two Board members. The Compensation Committee shall meet the plan administration requirements described under Rule 16b-3(c)(2) promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), or any similar rule which may subsequently be in effect. Any vacancy on the Compensation Committee shall be filled by the Board.

        2.2 Subject to the express provisions of the Plan, the Compensation Committee shall have the sole and complete authority to (i) determine key employees and others to whom awards hereunder shall be granted, (ii) make awards in such form and amounts as it shall determine, (iii) impose such limitations and conditions upon such awards as it shall deem appropriate, (iv) interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, (v) determine the terms and provisions of the respective participants' agreements (which need not be identical), and (vi) make such other determinations as it deems necessary or advisable for the administration of the Plan. The decisions of the Compensation Committee on matters within their jurisdiction under the Plan shall be conclusive and binding on the Company and all other persons. No members of the Board or the Compensation Committee shall be liable for any action taken or determination made in good faith.

        2.3 All expenses associated with the Plan shall be paid by the Company or its Subsidiaries.

3.      DEFINITIONS

        3.1 "CAUSE" when used in connection with the termination of a Participant's employment with the Company, shall mean the termination of the Participant's employment by the Company by reason of (i) the conviction of the Participant of a crime involving moral turpitude by a court of competent jurisdiction as to which no further appeal can be taken; (ii) the proven commission by the Participant of an act of fraud upon the Company; (iii) the willful and proven misappropriation of any funds or property of the Company by the Participant; (iv) the willful, continued and unreasonable failure by the Participant to perform duties assigned to him and agreed to by him; (v) the knowing engagement by the Participant in any direct, material conflict of interest with the Company without compliance with the Company's conflict of interest policy, if any, then in effect;
               (vi) the knowing engagement by the Participant, without the written approval of the Board of Directors of the Company, in any activity which competes with the business of the Company or which would result in a material injury to the Company; or (vii) the knowing engagement in any activity which would constitute a material violation of the provisions of the Company's insider trading policy or business ethics policy, if any, then in effect.

        3.2 "CHANGE IN CONTROL" shall mean the occurrence of any of the following events:

               (i) any Person becomes, after the effective date of this Plan, the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities, unless the Board (as constituted immediately prior to such Change in Control) determines in its sole absolute discretion that no Change in Control has occurred;

               (ii) individuals who constitute the Board on the effective date of the Plan cease, for any reason, to constitute at least a majority of the Board of Directors; PROVIDED, HOWEVER, that any person becoming a director subsequent to the effective date of the Plan who was nominated for election by at least 662/3% of the Board as constituted on the effective date of the Plan (other than the nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Board of Directors, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Plan, considered a member of the Board as constituted on the effective date of the Plan; or

               (iii) the Board of Directors determines in its sole and absolute discretion that there has been a Change in Control of the Company.

        3.3 "CONSULTANT" shall mean any person who is engaged by the Company or any parent or Subsidiary of the Company to render consulting services and is compensated for such consulting services.

        3.4 "EMPLOYEE" shall mean any person employed on an hourly or salaried basis by the Company or any parent or Subsidiary of the Company that now exists or hereafter is organized or acquires the Company.

        3.5 The "FAIR MARKET VALUE" of a share of Common Stock on any date shall be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading, or (ii) if not so reported, the average of the closing bid and asked prices for a share of Common Stock on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("Nasdaq"), or (iii) if not quoted on Nasdaq, the average of the closing bid and asked prices for a share of Common Stock as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Compensation Committee in its absolute discretion. In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

        3.6 "INCENTIVE STOCK OPTION" shall mean an Option which is an "incentive stock option" within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

        3.7 "NON-QUALIFIED STOCK OPTION" shall mean an Option which is not an Incentive Stock Option and which is identified as a Non-Qualified Stock Option in the agreement by which it is evidenced.

        3.8 "OPTION" shall mean an Option to purchase shares of Common Stock of the Company granted pursuant to this Plan. Each Option shall be identified either as an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

        3.9 "SUBSIDIARY" shall mean a corporation (other than the Company) in which the Company directly or indirectly controls 50% or more of the combined voting power of all stock of that corporation.

4.      ELIGIBILITY

        The Compensation Committee may grant Options to purchase Common Stock under this Plan to Employees of the Company or its Subsidiaries, as well as to Consultants. Employees of the Company, as well as Consultants who are granted Options pursuant to this Plan shall be referred to as "Participants." The Compensation Committee shall determine, within the provisions of the Plan, those persons to whom, and the times at which, Options shall be granted. In making such determinations, the Compensation Committee may take into account the nature of the services rendered by such person, his or her present and potential contributions to the Company's success, and such other factors as the Compensation Committee in its discretion shall deem relevant. Grants may be made to the same individual on more than one occasion.

5.      GRANTING OF OPTIONS

        5.1 POWERS OF THE COMPENSATION COMMITTEE. The Compensation Committee shall determine, in accordance with the provisions of the Plan, the duration of each Option, the exercise price of each Option, the time or times within which (during the term of the Option) all or portions of each Option may be exercised, and whether cash, Common Stock, or other property may be accepted in full or partial payment upon exercise of an Option.

        5.2 NUMBER OF OPTIONS. As soon as practicable after the date an individual is determined to be eligible under Section 4 hereof, the Compensation Committee may, in its discretion, grant to such person a number of Options determined by the Compensation Committee.

6.      COMMON STOCK

        Each Option granted under the Plan shall be convertible into one share of Common Stock, unless adjusted in accordance with the provisions of
        Section 8 hereof. Options may be granted for a number of shares not to exceed, in the aggregate, 1,000,000 shares of Common Stock, subject to adjustment pursuant to Section 8 hereof. For purposes of calculating the maximum number of shares of Common Stock that may be issued under the Plan, (i) all the shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when cash is used as full payment for shares issued upon the exercise of an Option, and (ii) shares tendered by a Participant as payment for shares issued upon exercise of an Option shall be available for issuance under the Plan. Upon the exercise of an Option, the Company may deliver either authorized but unissued shares, treasury shares, or any combination thereof. In the event that any Option granted under the Plan expires unexercised, or is surrendered by a Participant for cancellation, or is terminated or ceases to be exercisable for any other reason without having been fully exercised, the Common Stock subject to such Option shall again become available for new Options to be granted under the Plan to any eligible person (including the holder of such former Option) at an exercise price determined in accordance with Section 7.2 hereof, which price may then be greater or less than the exercise price of such former Option. No fractional shares of Common Stock shall be issued, and the Compensation Committee shall determine the manner in which fractional share value shall be treated.

7.      REQUIRED TERMS AND CONDITIONS OF OPTIONS

        7.1 AWARD OF OPTIONS. The Compensation Committee may, from time to time and subject to the provisions of the Plan and such other terms and conditions as the Compensation Committee may prescribe, grant to any Participant in the Plan one or more Incentive Stock Options or Non-Qualified Stock Options to purchase for cash or shares the number of shares of Common Stock allotted by the Compensation Committee. However, subject to the provisions of Sections 7.4 and 7.5, Incentive Stock Options may be granted only to Employees. The date an Option is granted shall mean the date selected by the Compensation Committee as of which the Compensation Committee allots a specific number of shares to a Participant pursuant to the Plan.

        7.2 EXERCISE PRICE. The exercise price of any Non-Qualified Stock Option granted under the Plan shall be such price as the Compensation Committee shall determine on the date on which such Non- Qualified Stock Option is granted; provided, however, that such price may not be less than 85% of the Fair Market Value of a share of Common Stock on the date the Option is granted. Except as provided in Section 7.4 hereof, the exercise price of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Incentive Stock Option is granted.

        7.3 TERM AND EXERCISE. Each Option shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Compensation Committee on the day on which such Option is granted and as set forth in the agreement evidencing the Option; PROVIDED, HOWEVER, that (A) no Option shall be exercisable after the expiration of 10 years from the date such Option was granted; and (B) no Incentive Stock Option granted to a 10% shareholder as set forth in Section 7.4 hereof shall be exercisable after the expiration of five years from the date such Incentive Stock Option was granted; and, PROVIDED, FURTHER, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan. Each Option shall be exercisable in whole or in part with respect to whole shares of Common Stock. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. On the partial exercise of an Option, the agreement evidencing such Option shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 7.7 hereof.

        7.4 TEN PERCENT SHAREHOLDER. Notwithstanding anything to the contrary in this Plan, Incentive Stock Options may not be granted to any owner of 10% or more of the total combined voting power of the Company and its Subsidiaries unless (i) the exercise price is at least 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted, and (ii) the Option by its terms is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

        7.5 MAXIMUM AMOUNT OF OPTION GRANT. To the extent that the aggregate Fair Market Value (determined on the date the Option is granted) of Common Stock subject to Incentive Stock Options exercisable for the first time by a Participant during any calendar year exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.

        7.6 METHOD OF EXERCISE. An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no fewer than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreement evidencing the Option, shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement shall be returned to the Participant. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire transfer or (ii) subject to the approval of the Compensation Committee, in shares of Common Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Common Stock with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

        7.7 DELIVERY OF STOCK CERTIFICATES. Certificates for shares of Common Stock purchased on the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised; PROVIDED, HOWEVER, that such delivery shall be effected for all purposes when the stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Participant.

8.      ADJUSTMENTS

        8.1 The aggregate number or type of shares of Common Stock with respect to which Options may be granted hereunder, the number or type of shares of Common Stock subject to each outstanding Option, and the exercise price per share for each such Option may all be appropriately adjusted, as the Compensation Committee may determine, for any increase or decrease in the number of shares of issued Common Stock resulting from a subdivision or consolidation of shares whether through reorganization, recapitalization, consolidation, payment of a share dividend, or other similar increase or decrease.

        8.2 Subject to any required action by the stockholders, if the Company shall be a party to a transaction involving a sale of substantially all its assets, a merger, or a consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of Common Stock would be entitled to receive as a result of such transaction; PROVIDED, HOWEVER, that all unexercised Options under the Plan may be cancelled by the Company as of the effective date of any such transaction by giving notice to the holders of such Options of its intention to do so, and by permitting the exercise of such Options during the 30-day period immediately after the date such notice is given.

        8.3 In the case of dissolution of the Company, every Option outstanding hereunder shall terminate; PROVIDED, HOWEVER, that each Option holder shall have 30 days' prior written notice of such event, during which time he shall have a right to exercise his partly or wholly unexercised Options.

        8.4 On the basis of information known to the Company, the Compensation Committee shall make all determinations under this
               Section 8, including whether a transaction involves a sale of substantially all the Company's assets; and all such determinations shall be conclusive and binding on the Company and all other persons.

        8.5 Upon the occurrence of a Change in Control, the Compensation Committee (as constituted immediately prior to the Change in Control) shall determine, in its absolute discretion, whether each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan or whether each such Option shall continue to vest according to its terms.

9.      OPTION AGREEMENTS

        Each award of Options shall be evidenced by a written agreement, executed by the Participant and the Company, which shall contain such restrictions, terms and conditions as the Compensation Committee may require in accordance with the provisions of this Plan. Option agreements need not be identical. The certificates evidencing the shares of Common Stock acquired upon exercise of an Option may bear a legend referring to the terms and conditions contained in the respective Option agreement and the Plan, and the Company may place a stop transfer order with its transfer agent against the transfer of such shares. If requested to do so by the Compensation Committee at the time of exercise of an Option, each Participant shall execute a certificate indicating that he is purchasing the Common Stock under such Option for investment and not with any present intention to sell the same.

10.     LEGAL AND OTHER REQUIREMENTS

        10.1 The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended, of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Compensation Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Compensation Committee, in its sole discretion, deems necessary or desirable. The exercise of any Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which shares of Common Stock are traded. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

        10.2 With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Compensation Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Compensation Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of Options) shall be deemed automatically to be incorporated by reference into the Plan insofar as Participants subject to Section 16 are concerned. The Compensation Committee may at any time impose any limitations upon the exercise, delivery and payment of any Option which, in the Compensation Committee's discretion, are necessary in order to comply with Section 16(b) and the rules and regulations thereunder.

        10.3 A Participant shall have no rights as a stockholder with respect to any shares covered by an Option, or exercised by him, until the date of delivery of a stock certificate to him for such shares. No adjustment, other than pursuant to Section 8 hereof, shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is delivered.

11.     NON-TRANSFERABILITY

        During the lifetime of a Participant, any Option granted to him shall be exercisable only by him or by his guardian or legal representative. No Option shall be assignable or transferable, except by will, by the laws of descent and distribution, or pursuant to certain domestic relations orders. The granting of an Option shall impose no obligation upon the holder thereof to exercise such Option or right.

12.     NO CONTRACT OF EMPLOYMENT

        The adoption of this Plan or the grant of any Option shall not be construed as giving a Participant the right to continued employment with the Company or any Subsidiary of the Company. Furthermore, the Company or any Subsidiary of the Company may at any time dismiss a Participant from employment, free from any liability or claim under the Plan, unless otherwise expressly provided in the Plan or any Option agreement.

13.     EFFECT OF TERMINATION OF EMPLOYMENT

        13.1 If the employment or consulting, service or similar relationship of a Participant with the Company shall terminate for any reason other than Cause, "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) or the death of the Participant (a) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of three months after such termination, on which date they shall expire, and (b) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; PROVIDED, HOWEVER, that no Option shall be exercisable after the expiration of its term.

        13.2 If the employment or consulting, service or similar relationship of a Participant with the Company shall terminate on account of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) or the death of the Participant (a) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and (b) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; PROVIDED, HOWEVER, that no Option shall be exercisable after the expiration of its term.

        13.3 In the event of the termination of a Participant's employment or other relationship with the Company for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

14.     INDEMNIFICATION OF COMPENSATION COMMITTEE

        In addition to such other rights of indemnification as they may have as members of the Board or the Compensation Committee, the members of the Compensation Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding (or in connection with any appeal therein), to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and against all amounts paid by them in settlement thereof

        (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Compensation Committee member is liable for gross negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding a Compensation Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

15.     WITHHOLDING TAXES

        Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

16.     NEWLY ELIGIBLE PARTICIPANTS

        Except as otherwise provided herein, the Compensation Committee shall be entitled to make such rules, regulations, determinations and awards as it deems appropriate in respect of any person who becomes eligible to participate in the Plan.

17.     TERMINATION AND AMENDMENT OF PLAN

        The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, PROVIDED, HOWEVER, that without approval of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at an annual or special meeting of stockholders, no revision or amendments shall (i) increase the number of shares of Common Stock that may be issued under the Plan, except as provided in Section 8 hereof, (ii) materially increase the benefits accruing to Participants under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan.

18.     GENDER AND NUMBER

        Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender and vice versa, and the singular shall include the plural and the plural shall include the singular.

19.     GOVERNING LAW

        The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Florida.

20.     EFFECTIVE DATE OF PLAN

        The effective date of the Plan is August 27, 1996. The Plan, each amendment to the Plan, and each Option granted under the Plan is conditioned on and shall be of no force or effect until approval of the Plan and each amendment of the Plan by the holders of a majority of the shares of Common Stock of the Company.

PROXY

                           HEART LABS OF AMERICA, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 24, 1996

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HEART LABS OF AMERICA, INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

The undersigned stockholder of Heart Labs of America, Inc. (the "Company") hereby appoints Harry Kobrin and Dawn Drella, the true and lawful attorneys, agents and proxies of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock of the Company which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Sheraton Inn Lakeside, 7769 W. Irlo Bronson Memorial Highway, Kissimmee, Florida 34747 on Tuesday, September 24, 1996 at 9:00 a.m., and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:

1.   To elect three Directors.
                                                FOR     WITHHOLD

          Harry Kobrin                          [  ]      [  ]
          Michael Morrell                       [  ]      [  ]
          Paul Pershes                          [  ]      [  ]


2. To ratify the selection of Grant-Schwartz Associates, CPA's as independent public accountants of the Company for the fiscal year ending December 31, 1996.

3. To amend the Company's Articles of Incorporation to increase the number of authorized shares of capital stock.

4. To amend the Company's Articles of Incorporation to change the name of the Company.

5.   To approve the 1996 Stock Option Plan for Officers and Directors.

6.   To approve the 1996 Employee Stock Option Plan.

7. The proxies are authorized to vote as they determine in their discretion upon such other matters as may properly come before the meeting.


  FOR    AGAINST   ABSTAIN

 [   ]    [   ]     [   ]



 [   ]    [   ]     [   ]


 [   ]    [   ]     [   ]


 [   ]    [   ]     [   ]


 [   ]    [   ]     [   ]

THIS PROXY WILL BE VOTED FOR THE CHOICES SPECIFIED. IF NO CHOICE IS SPECIFIED FOR ITEMS 1, 2, 3, 4, 5 AND 6, THIS PROXY WILL BE VOTED FOR THESE ITEMS.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated September 9, 1996.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.


DATED:__________________________       _________________________________________
                                            [Signature]


                  ----------------------------------------------------
                           [Signature if jointly held]


                  ----------------------------------------------------
                                   [Printed Name]

                                            Please sign exactly as name appears
                                            on stock certificate(s). Joint
                                            owners should each sign. Trustees
                                            and others acting in a
                                            representative capacity should
                                            indicate the capacity in which they
                                            sign.